ACCURIDE

Industry-Leading Commercial Vehicle Products

Accuride Fourth Quarter & FY 2015 Earnings Call

Forward Looking Statements

Statements contained in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Accuride's expectations, hopes, beliefs and intentions with respect to future results. Such statements are subject to the impact on Accuride's business and prospects generally of, among other factors, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in Accuride's Securities and Exchange Commission filings, including those described in Item 1A of Accuride's Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Any forward-looking statement reflects only Accuride's belief at the time the statement is made. Although Accuride believes that the expectations reflected in these forward-looking statements are reasonable, it cannot guarantee its future results, levels of activity, performance or achievements. Except as required by law, Accuride undertakes no obligation to update any forward-looking statements to reflect events or developments after the date of this news release.



Fiscal Year 2015 Summary and End-Market Update

Rick Dauch
President and Chief Executive Officer

2015 Overview

Financial improvement:

- Grew Adj. EBITDA to $82 million (+$4m YOY) despite significant end-market challenges at Brillion
  - Wheels +$12m YOY
  - Gunite +$3m YOY
  - Brillion -$11m YOY
- Generated $20m of free cash flow for full year
- Improved liquidity position to $77m

Operational success:

- Record operating metrics at all three business units
  - World class on-time delivery, lead times, quality, safety and scrap
  - Two AME awards – Rockford and Erie
- Completed Plex ERP implementation at four locations with no issues
- Installed new DISA 250C at Brillion – opens up new market opportunity

Technology leadership:

- Steel Armor success in the marketplace – increasing share
- Extended Gunite's warranty for automatic slack adjusters – now best in industry
- Acquired Aluminum metal matrix technology (MMC) – developing lightweight brake drum
- Completed testing and launch preparation for Eversteel™ wheel

2015 Overview (continued)

Commercial wins:

- "Best Supplier Awards" – Navistar, Daimler, Great Dane, Others
- 7 LTAs signed with Truck & Trailer OEMs in North America
  - Select price increases and market share gains in aluminum wheels
  - Re-established data book option code for Gunite at major Truck OEM per fleet request
- 50 fleets converted over to Wheels & Gunite specifications
- Established new aftermarket customer relationships

Global growth:

- Acquired 70% stake in Gianetti Ruote in November
- Ability to supply steadily growing commercial vehicle market in Europe
  - 3 LTAs signed with Truck OEMs in Europe with increased market share
  - Access to new customers
- Gained additional product and process capabilities

N.A. Industry Indicators Remain Positive

ISM Manufacturing Index



Manufacturing has declined

Housing Starts


History
Forecast

Starts remain strong

Auto & Light Truck Sales



Continued strength

Fleet Utilization


History
Forecast

Capacity remains very tight

Fleet Age


Avg. Age in Years
6.7
6.7
6.6
6.5
6.2
5.9
5.8
5.9
6.0
5.9
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Downward trend

Diesel Prices


Y/Y % Change
$/Gal

Diesel prices remain low

US Economic indicators are solid …. but Global Economic risks threatening

N.A. Build Projections


North America Class 8 Builds
Actuals
ACT Forecast
FTR Forecast
Build Average of past 2 cycles = 245K
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0

	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Actuals / ACT	118,396	154,290	255,261	278,720	245,801	297,097	323,282	250,045	248,271	272,376	291,230
FTR							319,522	260,000	261,500	261,400	259,600


North America Medium Duty
Actuals *
ACT Forecast *
FTR Forecast **
Build Average of past 2 cycles = 201K
300,000
250,000
200,000
150,000
100,000
50,000
0

	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Actuals / ACT	97,733	117,941	166,792	188,449	201,399	225,681	237,091	236,395	243,796	245,338	259,149
FTR							188,907	194,300	201,300	205,400	207,800

* Reflects North America Class 5-7 ** Reflects North America Class 4-7


U.S. Trailer
Actual
ACT Forecast
FTR Forecast
Build Average of past 2 cycles = 195K
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0

	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Actuals / ACT	78,629	121,996	209,582	236,841	234,362	268,746	307,158	298,850	276,200	254,100	255,000
FTR							305,344	279,000	240,000	230,000	240,000

Class 8

- OEMs lowered production in Q4 2015
- Expect 15-20% decline in production in 2016

Class 5-7

- Sales have continued to steadily improve
- Housing and infrastructure projects driving growth

Trailer

- Market remains solid for dry vans and reefers
- Major OEMs sold-out through the three quarters in 2016

Sources: ACT, FTR

EU Build Projections

European Heavy Duty Forecast


500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0

	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Eastern Europe	54,533	83,664	126,943	122,668	111,008	96,929	84,643	92,534	108,034	128,743	146,954	163,636
Western Europe	146,422	244,155	327,895	298,699	327,878	296,583	343,999	341,472	363,523	390,586	416,455	439,220

European Medium Duty Forecast


120,000
100,000
80,000
60,000
40,000
20,000
0

	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Eastern Europe	10,140	18,039	24,039	33,990	37,999	24,563	23,018	21,844	24,359	26,451	28,172	29,860
Western Europe	52,868	70,232	95,983	79,712	86,151	70,475	73,151	76,031	81,924	86,230	89,522	91,730

European Trailer Forecast


300,000
250,000
200,000
150,000
100,000
50,000

	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Eastern Europe	31,170	42,511	68,130	64,489	63,807	64,420	58,878	68,833	70,975	59,629	63,830	68,998
Western Europe	85,511	140,550	196,896	176,573	178,946	200,709	225,174	242,092	227,548	180,124	191,273	206,587

- The European truck market (EU+2) rebounded in 2015 by 15%
- Selling rates surged ahead of the Advanced Emergency Braking Systems and Lane Departure Warning Systems mandate (November 2015)
- European truck builds are expected to continue their steady rate of growth over the forecast horizon
- In Eastern Europe the growth in demand for new trailers is expected to average 3.6% from 2015 to 2017

Sources: LMC, Clear International

Gianetti Ruote Joint Venture

North America

- ✓ Best-in-Class operational performance
- ✓ Industry leading product technology development
- ✓ Expand AL wheel capacity

Europe

- Leverage Accuride's world-class wheel manufacturing capability and product technology
- Support global, regional OEMs
- Expand product portfolio



Enter Europe HD Market
(2015)

Gianetti Projected Revenue & EBITDA %



(US$, in millions)
$80
$60
$40
$20
$0
20%
15%
10%
5%
0%
-5%
-10%
2015
2016
2017
2018-20
Revenue
EBITDA %

European CV Wheel Market Share



8%
13%
46%
33%
Mefro
Maxion
Gianetti
Others



GIANETTI

Well defined "Fix & Grow" plan being executed – Target 2x sales by 2018



4th Quarter and Fiscal Year 2015 Financial Overview

Mike Hajost
Senior Vice President and Chief Financial Officer

4th Quarter 2015 Results

(US$, in millions except per share data)

QTD Period Ending Dec. 31,	2012	2013	2014	2015
Net Sales	$149	$145	$173	$153
YOY Growth	*(27%)*	*(3%)*	*19%*	*(11%)*
Operating Income (Loss)	(149)	(2)	4	(2)
Percent to Sales	*NA*	*(1%)*	*2%*	*(1%)*
Net Interest Income (Expense)	(9)	(8)	(8)	(8)
Other Income (Expense)	(1)	(1)	(2)	(2)
Profit (Loss) Before Tax From Cont Ops	$(159)	$(11)	$(7)	$(12)
Tax (Provision) Benefit	4	13	2	(4)
Net Income (Loss) From Cont Ops	$(155)	$2	$(5)	$(15)
Discontinued Operations, Net of Tax	(2)	(0)	(0)	(0)
Net Income (Loss)	$(157)	$2	$(5)	$(16)
Minority Interest	-	-	-	0
Net Income (Loss) Attributable to Stockholders	$(157)	$2	$(5)	$(15)
EPS Fully Diluted	*(3.26)*	*0.04*	*(0.10)*	*(0.31)*
Adjusted EBITDA	$6	$10	$16	$16
Percent to Sales	*4%*	*7%*	*9%*	*10%*

Full Year 2015 Results

(US$, in millions except per share data)

YTD Period Ending Dec. 31,	***2012***	***2013***	***2014***	***2015***
Net Sales	$795	$643	$705	$686
YOY Growth	*(1%)*	*(19%)*	*10%*	*(3%)*
Operating Income (Loss)	(139)	(1)	33	29
Percent to Sales	*(18%)*	*(0%)*	*5%*	*4%*
Net Interest Income (Expense)	(35)	(35)	(34)	(33)
Other Income (Expense)	(1)	(0)	(4)	(4)
Profit (Loss) Before Tax From Cont Ops	$(175)	$(37)	$(5)	$(8)
Tax (Provision) Benefit	2	10	3	0
Net Income (Loss) From Cont Ops	$(173)	$(26)	$(2)	$(8)
Discontinued Operations, Net of Tax	(5)	(12)	(0)	(0)
Net Income (Loss)	$(178)	$(38)	$(2)	$(8)
Minority Interest	-	-	-	0
Net Income (Loss) Attributable to Stockholders	$(178)	$(38)	$(2)	$(8)
EPS Fully Diluted	*(3.66)*	*(0.56)*	*(0.04)*	*(0.16)*
Adjusted EBITDA	$66	$47	$78	$82
Percent to Sales	*8%*	*7%*	*11%*	*12%*

Free Cash Flow

(US$, in millions)

	2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	2015
Adjusted EBITDA	$78	$21	$26	$19	$16	$82
Change in W/C	(1)	(15)	6	11	(2)	(1)
Excess Pension Contributions	(12)	(2)	(2)	(2)	(2)	(7)
Cash Interest Paid	(31)	(15)	(0)	(15)	(0)	(30)
Cash Taxes Paid	(2)	(0)	(0)	(0)	(0)	(1)
Cash from Operations	$33	$(10)	$29	$12	$12	$43
Capital Expenditures	(26)	(4)	(5)	(7)	(7)	(23)
Free Cash Flow	$7	$(15)	$24	$6	$5	$20

Solid Free Cash Flow performance in 2015

Net Debt & Liquidity

(US$, in millions)

	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015
Senior Secured Notes	$305	$305	$306	$306	$306	$306	$307	$307	$307
Joint Venture Debt (Gianetti)	-	-	-	-	-	-	-	-	10
ABL Facility	25	35	35	25	17	20	10	15	-
Total Debt	$330	$340	$341	$331	$323	$326	$317	$322	$318
Less Cash	33	22	32	22	30	18	31	39	30
Net Debt	$297	$319	$309	$309	$293	$309	$286	$283	$288
Debt to LTM Adjusted EBITDA	*6.3*	*5.6*	*5.0*	*4.3*	*3.8*	*3.8*	*3.4*	*3.5*	*3.5*
Available Liquidity	$64	$63	$72	$70	$70	$71	$90	$81	$77

Improved liquidity at end of 2015

2016 Full Year Guidance

	2015	2016		
Class 8	321k	240K	to	260K
Class 5-7	235k	220K	to	240K
Trailer	308k	270K	to	290K
European HD/MD Trucks	525k	510K	to	530K
Brillion Revenue Growth	Minus 28%	Minus 15% to 20%		
Net Sales	$686	$650	to	$700
Adjusted EBITDA	$82	$65	to	$80
Depreciation & Amortization	$43		$48	
Interest Expense	$33		$34	
Capital Expenditures	$22	$30	to	$35
Cash Interest Expense	$30		$31	
Cash Taxes	$1		$2	
Cash Pension Funding	$7		$6	
Free Cash Flow	$20		Breakeven	

Expect another strong year



Closing Comments - 2016 Priorities

Rick Dauch
President and Chief Executive Officer

2016 Priorities

- **Continue to gain market share (N.A. and Europe):**
  - Leverage world-class operating metrics and leading technology to gain share in Wheels and Gunite
  - Expand LTA's in Europe
- **Execute Gianetti turnaround plan:**
  - Install Accuride system for Lean manufacturing to reduce operating costs & improve profitability
  - Execute three year product technology and portfolio expansion plan
  - Targeted metrics for 2018
    - More than double net sales through expansion of product portfolio, entrance into trailer market LTAs
    - Improve EBITDA margins to > 15%
    - Reduce Days Inventory by 50%
- **Prepare Brillion for return to profitability in 2017-18:**
  - Qualify and launch Disa 250C in Q1 2016
  - Continue to manage and potentially adjust, if necessary, costs and CAPEX through 2016-17
  - Focus on diversifying revenue - enter automotive segment (powertrain, drivetrain, chassis)
- **Further advance our product technology leadership:**
  - Steel Wheels – EverSteel™ and lightweight steel wheel in Europe
  - Aluminum – Lightweight aluminum wheels
  - Gunite – Lightweight drums and hubs (2017-18)
- **Complete Plex ERP Implementation:**
  - Two sites scheduled for 2016 – Springfield, Ohio and Milan, Italy

Questions

Appendix

Q4 & FY 2015 Segment Information

$ millions

Net Sales:

	Q4 2014	Q4 2015	Change	YOY Growth	2014	2015	Change	YOY Growth
Wheels	$102	$98	$(4)	(4%)	$402	$423	$21	5%
Gunite	37	39	3	7%	171	168	(3)	(2%)
Brillion Iron Works	34	16	(19)	(55%)	132	95	(37)	(28%)
Consolidated Total	$173	$153	$(20)	(11%)	$705	$686	$(20)	(3%)

Operating Income:

	Q4 2014	Q4 2015	Change	YOY Growth	2014	2015	Change	YOY Growth
Wheels	$8	$10	$2	25%	$42	$55	$13	31%
Gunite	2	5	3	133%	17	20	3	19%
Brillion Iron Works	1	(9)	(10)	(908%)	5	(12)	(16)	(357%)
Corporate / Other	(8)	(8)	(0)	4%	(30)	(34)	(3)	11%
Consolidated Total	$4	$(2)	$(5)	(143%)	$33	$29	$(3)	(10%)

Adjusted EBITDA:

	Q4 2014	Q4 2015	Change	YOY Growth	2014	2015	Change	YOY Growth
Wheels	$18	$20	$3	15%	$79	$91	$12	16%
Gunite	4	6	3	77%	22	25	4	18%
Brillion Iron Works	2	(3)	(5)	(213%)	9	(2)	(11)	(121%)
Corporate / Other	(8)	(8)	(1)	8%	(31)	(33)	(1)	4%
Consolidated Total	$16	$16	$(0)	(0%)	$78	$82	$4	5%

Net Income to Adj. EBITDA Reconciliation

$ Millions	***Q4 2014***	***Q4 2015***	***2014***	***2015***
Net Income	$(5)	$(16)	$(2)	$(9)
Income Tax Provision (Benefit)	(2)	4	(3)	(0)
Net Interest Expense (Income)	8	8	34	33
Depreciation and Amortization	11	11	42	43
EBITDA	$13	$8	$71	$67
Restructuring, Severance, Other	0	1	1	3
Other Items	3	7	6	12
Adjusted EBITDA	$16	$16	$78	$82

We define Adjusted EBITDA as our net income or loss before income tax expense or benefit, interest expense, net, depreciation and amortization, restructuring, severance, and other charges, impairment, and currency losses, net. Adjusted EBITDA has been included because we believe that it is useful for us and our investors to measure our ability to provide cash flows to meet debt service. Adjusted EBITDA should not be considered an alternative to net income (loss) or other traditional indicators of operating performance and cash flows determined in accordance with accounting principles generally accepted in the United States ("GAAP"). We present the table of Adjusted EBITDA because covenants in the agreements governing our material indebtedness contain ratios based on this measure on a quarterly basis. While Adjusted EBITDA is used as a measure of liquidity and the ability to meet debt service requirements, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculations.

Trade Working Capital

(US$, in millions)

As of Dec 31st

	2012	***2013***	***2014***	***2015***
Accounts Receivable	$57	$51	$56	$59
Days Sales Outstanding	*35*	*35*	*34*	*34*
Inventory	61	39	43	48
Days Inventory Outstanding	*33*	*29*	*25*	*27*
Accounts Payable	59	48	56	72
Days Payables Outstanding	*31*	*33*	*35*	*43*
Net Trade W/C	$59	$43	$43	$35
Cash Conversion Cycle Days	*38*	*31*	*24*	*19*
Percent to Annualized Sales	*8%*	*7%*	*6%*	*6%*